                                                                   EXHIBIT 10.14

DATED THIS                       DAY OF                                     1997
--------------------------------------------------------------------------------


                                 LAND REGISTRY

COUNTY CLARE                                                      FOLIOS 183SL &
                                                                         25634

SHANNON FREE AIRPORT DEVELOPMENT COMPANY LIMITED

                                                                      FIRST PART

-AND-


GYMBOREE INDUSTRIES LIMITED

                                                                     SECOND PART

-AND-


THE GYMBOREE CORPORATION AND GYMBOREE INDUSTRIES HOLDINGS LIMITED

                                                                      THIRD PART

L E A S E

BAYS 140-141, SHANNON FREE ZONE, COUNTY CLARE


CONNOLLY, SELLORS, GERAGHTY, FITT
SOLICITORS
6/7 GLENTWORTH STREET,
LIMERICK
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                                      -2-

THIS INDENTURE made the       day of      1997
BETWEEN SHANNON FREE AIRPORT DEVELOPMENT COMPANY LIMITED having its Registered Office at Shannon Airport in the County of Clare (hereinafter called "SHANNON DEVELOPMENT" which expression shall include the person or persons for the time being entitled to the reversion immediately expectant on the term hereby granted) of the First Part, GYMBOREE INDUSTRIES LIMITED having its Registered Office at 1 EARLSFORT CENTRE, HATCH STREET IN THE CITY OF DUBLIN (hereinafter called "THE LESSEE" which expression shall include its successors and permitted assigns) of the Second Part and THE GYMBOREE CORPORATION having its Principal Office at 700 AIRPORT BOULEVARD, SUITE 200, BURLINGAME, CA D4010-1912 and GYMBOREE INDUSTRIES HOLDINGS LIMITED having its Registered Office at 1 EARLSFORT CENTRE, HATCH STREET IN THE CITY OF DUBLIN (hereinafter collectively called "THE PROMOTER") of the Third Part.

WITNESSETH:

1.   TERM:

     In consideration of the rent hereinafter reserved, the covenants on the part of the Lessee to be performed and observed and the terms and conditions hereinafter contained Shannon Development hereby demises unto the Lessee ALL THAT AND THOSE the premises described in the First Schedule hereto (hereinafter called "THE PREMISES") to hold the same for the term of 10 years from the 6th day of May 1997 subject to the rent set out in the First Schedule hereto and to the terms and conditions contained in the Second Schedule hereto.
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                                      -3-

2.   LESSEE'S COVENANT:

     The Lessee hereby covenants with Shannon Development to observe all the terms and conditions on the part of the Lessee contained in the Second and Third Schedules hereto as if each term and condition applicable to the Lessee was incorporated as a separate covenant with Shannon Development.

3.   SHANNON DEVELOPMENT'S COVENANT:

     Shannon Development hereby covenants with the Lessee to observe all the terms and conditions on the part of Shannon Development contained in the Second Schedule hereto as if each term and condition applicable to Shannon Development was incorporated as a separate covenant with the Lessee.

4.   LAND ACT 1966 CERTIFICATE:

     IT IS HEREBY CERTIFIED by the Lessee that it is a qualified person within the meaning of Section 45 of the Land Act; 1965 by virtue of the fact that it is a company incorporated under the laws of a Member State of the European Union.

5.   FINANCE CERTIFICATE:

     IT IS HEREBY CERTIFIED by the parties hereto that the amount or value or the aggregate amount or value of the consideration (other than rent) does not exceed IRL.5,000.
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                                      -4-


6.   FINANCE CERTIFICATE:

     IT IS HEREBY CERTIFIED that Section 112 of the Finance Act, 1990 does not apply to the within demise as it is in respect of a factory premises only and there are no houses or apartments included in the demise.

7.   FINANCE CERTIFICATE:

     IT IS HEREBY CERTIFIED that no part of the consideration for this Lease is attributable (or deemed to be attributable) to residential accommodation

8.   COMPANIES ACT, 1990 CERTIFICATE:

     IT IS HEREBY CERTIFIED that Shannon Development and the Lessee are not parties connected to each other which would require this transaction to be ratified by resolution of either of them.

                                DEMISED PREMISES


PREMISES:

ALL THAT AND THOSE the factory premises at [                              ]
called "THE ESTATE") in the County of Clare as is [                       ]
hereto annexed and thereon outlined in Red together with the factory premises erected thereon and known or to be known as Bays 140-141 together with the right of the Lessee to pass and repass with or without vehicles at all times and for all purposes along the roads coloured yellow on the said map and along all roads on the Estate leading from the Premises to the Public Roadway and the free passage of water, gas, oil, effluent and other utilities through the conduits in or under or over the Estate and serving the Premises.

MINING RIGHTS:

All mines, minerals, quarries and royalties whatsoever in or under the Premises during the term of the demise are excepted and reserved unto Shannon Development out of the demise. Shannon Development or any other person for the time being entitled to the benefit of such mines, minerals, quarries and royalties shall have a right of ingress, egress and regress in respect of the Premises with or without vehicles, horses, carriages or machinery in order to obtain the benefit of such exceptions and reservations subject to compensation to the Lessee for disturbance and loss arising from the working of any such mines, minerals or quarries.
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                                      -6-


WAYLEAVE RIGHT:

The right is hereby reserved to Shannon Development to enter upon the Premises or any part thereof for the purpose of laying, installing and maintaining thereon and therein all water and sewage mains or pipes as Shannon Development may from time to time consider desirable or necessary for the benefit of its other tenants on the Estate or otherwise.

RENT AND GALE DAYS:

Subject to the provisions of Clause 1 of the Second Schedule hereof, the Rent shall be IRE.63,100.00 per annum for the first year of the term hereby created, IRE.88,340.00 per annum for the second year of the term hereby created and IRE.100,960 per annum for the third, fourth and fifth years of the term hereby created and shall be payable in advance by four equal quarterly instalments on the first day of January, the first day of April, the first day of July and the first day October in each calendar year the first and last payments being apportioned as appropriate from the date of possession of the Premises and to the date of vacating same. For the purpose of this Lease the term "Rent" shall mean the Rent reserved by Clause 1 of the Second Schedule hereof as increased in accordance with the provisions of Clause 2 of the Second Schedule hereof.

                         TERMS AND CONDITIONS OF DEMISE


1.   RENT:

     The yearly Rent payable under the Lease shall be payable by four equal quarterly instalments payable in advance on the first day of January, the first day of April, the first day of July and the first day of October in each calendar year the Rent to be paid clear of all deductions PROVIDED ALWAYS that in the first year of the term the rent shall be apportioned as
     between the first day of January, 199   and the actual date on which the
     Lessee enters into possession and provided always that on termination of the Lease the Lessee shall pay the rent due up to the date of its vacating the Premises.


2.   RENT REVIEW

     The Rent at the election of Shannon Development shall be reviewed at or upon the completion of the first five years of the term hereby created (the term being computed from the date of commencement of the said term and being hereinafter referred to as "THE RENT REVIEW DATE") and from and after the Rent Review Date the yearly Rent payable in respect of the Premises for the five year period next following such Rent Review Date shall be such yearly Rent (hereinafter called "THE REVISED RENT") as shall be specified in a Notice (hereinafter referred to as "THE RENT REVIEW NOTICE") served by Shannon Development on the Lessee and as shall in the opinion of Shannon Development represent the open market Rent on the Premises as between a willing Lessor and a willing Lessee with vacant possession but without any regard being had to goodwill, the fact that the Lessee has been in occupation of the Premises, and any effect on rent of any improvement (within the meaning of the Landlord and Tenant Acts 1931 to 1980 or any Acts amending or extending same) and in all other respects on the terms and conditions of this demise including the proviso for five yearly rent reviews and taking into account the Rents then appertaining in respect of similar premises in the vicinity of the Premises or on Industrial Estates generally and to rents and any formula for calculation of rents (if any) which shall then be currently chargeable and in use by Shannon Development in respect of the letting or leasing of Industrial Premises on any Industrial Estates in the vicinity of the Premises owned or developed by Shannon Development or otherwise let or leased by Shannon Development PROVIDED ALWAYS that if Shannon Development shall not serve such notice as aforesaid for the review of rent prior to or within twelve months after the Review Date it shall nevertheless be entitled to do so at any time prior to the expiry of the term hereby created upon the same terms and conditions as are hereinbefore provided save that the Revised Rent shall be deemed in such circumstances to be payable by the Lessee from the next gale day immediately following service of the Rent Review Notice and the Rent payable immediately prior to that Notice shall continue to be the Rent payable until the Rent Review shall be held under the terms of this Lease AND FURTHER PROVIDED that should the Lessee object to any such Rent and if after negotiation Shannon Development and the Lessee shall (within 3 months of the service of a Rent Review Notice) be unable to agree to the amount of any Rent reviewed as aforesaid the same shall on application by either Shannon Development or the Lessee to submitted to the arbitration of a practising Valuer to be agreed by Shannon Development and the Lessee or in default of agreement to be nominated by the President or other Chief Officer for the time being of the Royal Institute of Chartered Surveyors in Ireland PROVIDED ALWAYS that in considering such matter such Valuer shall take into account the Rents then currently reserved by Shannon Development (whether as a result of Rent Reviews or otherwise) in respect of Industrial Premises leased by Shannon Development on Industrial Estates owned or operated by Shannon Development and such other matters as are set out above for the purpose of determining the Revised Rent and in so deciding such Valuer shall be deemed to be acting as an Arbitrator and accordingly the provisions of the Arbitration Act, 1954 (as amended by subsequent legislation) shall apply and this Lease for the purpose of the said Act shall be deemed to be an Arbitration Agreement AND PROVIDED that in no circumstances shall the rent payable hereunder following a rent review be less that the rent payable by the Lessee immediately prior to the Rent Review Date. Notwithstanding the foregoing the Lessee shall be entitled to call for a review of the Rent at any time by notice in writing to Shannon Development ("THE LESSEE'S NOTICE") if at the date which is three months prior to the Rent Review Date Shannon Development has not served a Rent Review Notice. If the Lessee and Shannon Development have not within three months of the service of the Lessee's Notice been able to agree the amount of the Rent the same shall be subject to the same procedure as applies to a Lessee's objection to the Rent in a Rent Review Notice.


3. If the monies payable by the Lessee to Shannon Development under this Lease or any covenant or provision thereof shall be due but unpaid for twenty-eight days the Lessee shall be liable to pay Interest to Shannon Development at the rate of 2% per annum above the pending rate on commercial overdrafts charged by the Bank of Ireland, such interest to be calculated daily from the date on which the rent or other sum became due until the actual date of payment or if there shall be no such rate the aforesaid rent or sum shall bear interest at the rate of 2% over the cost of six months funds in the Dublin Interbank Market PROVIDED ALWAYS that the provisions of this Clause shall not prejudice any other right or remedy of Shannon Development in respect of any breach of any of the covenants on the part of the Lessee herein contained.


4.   OUTGOINGS:



     In addition to the Rent the Lessee shall pay and discharge all taxes, rates, duties, charges, assessments and impositions whatsoever whether parliamentary, municipal, county, union, district or any other description which may now or at any time hereafter be assessed, charged or imposed on the Premises or any part thereof or the Rent payable thereout and whether payable by the owner or occupier (Shannon Development's proportion of Capital and Income Tax excepted) Shannon Development having responsibility for any period prior to occupation by the Lessee. The Lessee shall also, at the discretion of Shannon Development, bear with the owners or occupiers of the other units on the Estate, the reasonable cost and expense of all necessary Estate security and any other service reasonably deemed necessary by Shannon Development (acting reasonably) in the interest of good Estate management.



5.   LOCAL OR PUBLIC AUTHORITIES:
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                                      -11-

     The Lessee shall execute all works which any county or district council or other local or public body may require to be carried out in respect of the Premises by the Lessee (save in respect of breaches of statutory or local authority requirements predating this Lease).

6.   PLANNING NOTICES:

     Without prejudice to the generality of Clause 5 of the Second Schedule hereof but subject to the terms thereof, the Lessee shall:

     6.1 On receipt of any notice, order or request pursuant to the Local Government (Planning and Development) Act, 1963 or any regulations made thereunder forthwith notify Shannon Development of such receipt and furnish to Shannon Development a copy of any such notice, order or request.

     6.2 Forthwith comply with all the requirements and conditions of such notice, order or request in strict accord with the provisions thereof and procure and furnish to Shannon Development a certificate or other evidence of such compliance.

     6.3 Indemnify Shannon Development from and against all actions, claims, suits, demands, penalties or fines for or in respect of any failure to satisfactorily and completely comply with the requirements of any such notice, order or request.

7.   FACTORIES ACT REQUIREMENTS:

     The Lessee shall comply with all the requirements of the Factories Act, 1955 or any Act or Acts amending the same or any Rules or Regulations made or to be made thereunder and in particular but without prejudice to the generality of this Clause shall ensure that the Heating System referred to in Clause 14 of the Second Schedule hereof shall from time to time and as often as may be necessary be inspected by a competent Surveyor and certified as complying with the requirements of the Factories Act, 1955 or any Act or Acts amending or extending the same and produce on demand by Shannon Development satisfactory evidence of such compliance with the requirements of such Act or Acts.

8.   ADDITIONAL STRUCTURES:

     No structure, building, boarding, fence or other erection of any kind whatsoever shall be placed on the Premises save in accordance with the written approval of Shannon Development first being had and obtained such approval not to be unreasonably withheld or delayed. In its approval Shannon Development may (acting reasonably) regulate the position for the work the plans and elevations for the work, design, colours and materials to be used and the apparatus and equipment to be employed in the course of such work and for the purpose of seeking Shannon Development's approval under this Clause the Lessee shall submit such detailed plans and specifications as Shannon Development may reasonably require showing inter alia the precise location and elevations of any structures or buildings proposed and the nature and dimensions of apparatus and equipment intended to be used in or on the construction of the work.

9.   ALTERATIONS:

     The Lessee shall not make any alterations in the plans external construction, height of roof or walls of any structure or building which may be already erected on the Premises or which may hereafter be erected or in the height of the boundary walls or fences of the Premises.

10.  REPAIRS AND MAINTENANCE/REPAIRS:

     The Lessee will at all times hereafter well and sufficiently repair, maintain, cleanse and keep the Premises externally and internally in good and substantial repair, condition and state of decoration provided that nothing herein contained shall require the Lessee to put the Premises into any better state of repair than exists at the date of this Lease. The Lessee's obligation under this Clause shall include all fences, drains, sewers, all services (whether plumbing, water, electrical or mechanical) and other conveniences and appurtenances within the boundary of and exclusively serving the Premises. On the termination of this Lease, the Lessee shall surrender up the Premises in a good and complete state of repair, condition and decoration as reflects due performance of this covenant.

11.  REPAINTING FREQUENCY:

     In addition to the obligations contained in Clause 10 of this Schedule, the Lessee shall once every fifth year and in the last year of the term of this Lease (whether determined by effluxion of time or otherwise) paint the internal walls, woodwork and ironwork and all other parts of the Premises painted by Shannon Development at the commencement of the lease, with two coats at least of good quality oil paint or such other paint as may be first approved of in writing by Shannon Development (such approval not to be unreasonably withheld). In addition, the Lessee shall in the same year tar creosote, distemper, whitewash or otherwise treat as appropriate such other parts of the Premises that are not painted. All such work shall be done in good and workmanlike manner to the satisfaction of Shannon Development (acting reasonably) and in conformity with the colour scheme first approved of in writing by Shannon Development, such approval not to be unreasonably withheld.

12.  NOTICE TO REPAIR:

     The Lessee shall permit Shannon Development or the Minister for Transport, Energy & Communications or their respective agents and all other persons authorised by either of them at all reasonable times during the term to enter upon the Premises with or without workmen or others to view the state of repair and condition thereof. If Shannon Development gives Notice to the Lessee of any defects or want of repair found at the Premises (which Notice may be delivered to the Lessee by leaving it for him on the Premises) the Lessee shall within three calendar months after the date of such Notice or sooner if requisite, repair and make good any such defect or want according to the Notice.

13.  MAINTENANCE OF ROADS:

     During the term of this Lease or until such time as they are handed over to the Local Authority (whichever is the lesser period) Shannon Development shall keep the roads on the Estate leading from the Premises to the public roadways and the conduits serving the Premises in good and passable order, repair and condition excepting damage for which the Lessee is liable under the Lease.

14.  MAINTENANCE OF HEATING SYSTEM:

     The Lessee shall keep and maintain any boiler or furnace or other heating unit or system installed in the Premises (hereinafter referred to generally as "the Heating System") in good working order, repair and condition and shall forthwith notify Shannon Development of any lack of repair or defect occurring or arising in such Heating System and shall from time to time when necessary replace, renew and reinstate to the entire satisfaction of Shannon Development any parts thereof which may become broken, lost, worn out or unfit for use. In the event of the Heating System becoming totally unfit or unsuitable for the purpose for which it was originally intended the Lessee shall at its own cost replace the same with the Heating System of a similar type and fully suited for the purpose for which the original Heating System was intended.

15.  ALTERATION OF HEATING SYSTEM:

     The Lessee shall not alter, take down or remove the Heating System or any part thereof without the previous consent in writing of Shannon Development (such consent not to be unreasonable withheld) and shall not make any replacement, renewal or reinstatement as provided in Clause 14 of the Second Schedule hereof without the like consent or before such part or new Heating System has first been approved of by Shannon Development in writing.

16.  CONNECTIONS TO MAIN SERVICE/WATER SUPPLY:

     Should Shannon Development make a supply of water available to the Premises such supply shall be in accordance with such conditions of supply with all reasonable amendments alterations and extensions thereto as Shannon Development may publish from time to time. For this purpose publication shall be deemed to be duly effected if a copy of the conditions and any amendments or alterations or extensions thereto is available in the office of the Secretary of Shannon Development during normal office hours
     PROVIDED THAT Shannon Development shall have notified the Lessee by ordinary prepaid post addressed to the Lessee of the fact of the making of any amendment, alteration or extension to the said conditions but however without obligation upon Shannon Development to indicate the terms or extent of any such amendment, alteration or extension. The Lessee shall be deemed to have knowledge of such conditions and any amendments, alterations or extensions made thereto from time to time whether or not availing of the opportunity for inspection. By entering into this Lease the Lessee shall be deemed to have bound itself to the acceptance of such conditions.

17.  WASTAGE:

     The Lessee shall use reasonable endeavours to ensure that there shall be no wastage of water on the Premises.


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                                     - 17 -


18.  INTERRUPTION OF SUPPLIES:

     The Lessee shall make no claim against Shannon Development in respect of the temporary cutting off or interruption of any supply of water made available to the Premises in accordance with the provisions of Clause 16 of the Second Schedule hereof which may be necessary from time to time for maintenance or other purposes provided that Shannon Development shall use its best endeavours to return the supply of water as soon as possible.

19.  DISPOSAL OF EFFLUENT:

     The Lessee shall ensure that the discharge or disposal of any industrial or trade waste or effluent into any drains or sewer systems serving the Premises or the adjoining premises shall be in strict accord and compliance with the requirements of all Statutes and Statutory Orders and Regulations in force from time to time and that any such discharge or disposal shall not block or otherwise interfere with the full operation of the drains or sewer systems serving the Premises or adjoining premises. Without prejudice to the generality of this clause the Lessee shall not discharge any industrial or trade waste or effluent into any drains or sewer systems serving the Premises or adjoining Premises save in accord with such reasonable standard conditions as Shannon Development may publish from time to time. The Lessee shall also comply with all EU and Statutory and Shannon Development's published Regulations in respect of environmental control. For this purpose publication shall be deemed to be duly effected if a copy of the conditions and any amendments or alterations or extensions thereto is available in the office of the Secretary of Shannon Development during normal office hours PROVIDED THAT

     Shannon Development shall have notified the Lessee by ordinary prepaid post addressed to the Lessee of the fact of the making of any amendment, alteration or extension to the said conditions but however without obligation upon Shannon Development to indicate the terms or extent of any such amendment, alteration or extension. The Lessee shall be deemed to have knowledge of such conditions and any amendments, alterations or extensions made thereto from time to time whether or not availing of the opportunity for inspection. By entering into this Lease the Lessee shall be deemed to have bound itself to the acceptance of such conditions and FURTHER PROVIDED that in the event of any conflict between such standard conditions and the provisions of, any Statute or Statutory Regulations or order in force at any time latter provision shall have and be given absolute precedence. The Lessee will not make any connections to the Shannon Development's services without the prior approval of Shannon Development (such approval not to be unreasonably withheld). The Lessee may be required to pay reasonable maintenance charges to Shannon Development in respect of the conveying of effluent on its behalf subject to due notice. The Lessee shall indemnify Shannon Development against all actions claims costs or demands arising directly from discharges from Shannon Development's sewerage system which can be attributed in whole or in part to the Lessee provided that an equitable allowance shall be made in the Lessee's favour in the event that such discharges can be partly attributed to a third party. The Lessee shall indemnify Shannon Development from all actions claims costs or demands arising as a result of non compliance by the Lessee with the requirements of any statutory license and/or any environmental conditions as may be deemed necessary by Shannon Development and/or its agents. Any costs incurred by Shannon Development in monitoring effluent or as a result of effluent discharge by the Lessee which does not comply with an issued statutory regulation and Shannon Development's standard conditions shall be recoverable in full by Shannon Development from the Lessee.


20.  DISPOSAL OF REFUSE


     The Lessee shall not place or allow or permit to be placed waste material refuse machinery or equipment to accumulate upon the Premises or the curtilage thereof and shall ensure that no such waste material refuse machinery or equipment from the Premises shall be dumped placed or left on any adjoining property or premises or on any property or Premises on the Estate and the Lessee shall further have all such waste material and refuse promptly and effectively disposed of in such manner that such disposal shall not cause or be likely to cause damage, annoyance or inconvenience to Shannon Development or to the tenants of Shannon Development or occupiers of any other property or premises on the Estate.


21.  INSURANCE:


     21.1 The Lessee shall keep the Premises insured against loss or damage by fire, explosion, storm, tempest, flood, aircraft accident, riot and civil commotion and such risks as arise from the Lessee's user of the Premises and against malicious injury and damage in the joint names of Shannon Development and the Lessee. The Insurance shall be for a sum of money sufficient to cover the full cost of reinstating the Premises. The Lessee shall further effect and keep in full force an insurance indemnifying Shannon Development against loss of Rent during any period in which the Premises shall be wholly or partially unfit for occupation by reason of any of the risks above set forth.


     21.2 The Lessee shall not do or permit to be done upon the Premises anything nor keep or allow or permit to be kept on the Premises any hazardous or dangerous substance or material which may render Shannon Development or the owner of adjoining premises liable to pay any increased or penal premium in respect of any insurance policies effected by Shannon Development or the owners of adjoining Premises or which might render such insurance policies void or voidable or in any way prejudice the rights of or increase responsibilities of Shannon Development or the owners of adjoining Premises under such insurance policies.


     21.3 If the Premises or any part thereof shall at any time during the term be destroyed or damaged the Lessee shall apply all monies received in respect of such Insurance with all reasonable speed in building repairing and otherwise reinstating the Premises according to its original plan or elevation thereof or in such other manner as shall be previously approved of in writing by Shannon Development. If the monies in respect of such insurance shall be insufficient for that purpose the Lessee will make good the deficiency out of the Lessee's own money.


     21.4 The Lessee will insure against public liability and against risks peculiar to the undertaking of the Lessee as well as against employer liability and workmens compensation and shall indemnify Shannon Development against all loss or damage in respect of all such risks. The Lessee shall have regard to the reasonable requirements of Shannon Development in relation to any such insurance and shall, upon request, provide reasonable details to Shannon Development of all such Insurance and shall keep it at all times in full force and operation.


     21.5 The Insurance referred to in this Clause 21 hereof shall be placed with an Insurance Company licensed for the Republic of Ireland AND the Lessee will, whenever required, produce to Shannon Development the Policy and Policies of Insurance and the receipts showing payment of the premiums thereon.



22.  ILLUMINATED SIGNS OR FLOODLIGHTS:

     The Lessee shall not without the consent in writing of Shannon Development (which consent shall not be unreasonably withheld) erect place or affix in on or to the Premises or any structure or building erected thereon any external light floodlight illuminated sign or suchlike. For the purpose of obtaining any such consent the Lessee shall submit to Shannon Development full particulars of any light, floodlight, illuminated sign or the like proposed to be erected, placed or affixed in or on the Premises with details of the characteristics intensities and colours thereof and will also supply such other particulars and information in relation thereto as Shannon Development may require.


23.  SIGNS AND ADVERTISEMENTS

     The Lessee shall not exhibit or permit to be exhibited on any part of the Premises any bill, placard, notice or advertisement whatsoever without the previous consent in writing of Shannon Development PROVIDED ALWAYS however that nothing in this clause shall prohibit the Lessee from displaying such notice as may be required to be displayed by the Factories Act, 1955 or any other Act amending or extending the same.


24.  FIRE FIGHTING EQUIPMENT:


     The Lessee shall keep and maintain on the Premises adequate fire prevention and fire control apparatus and shall ensure that such apparatus is at all times in good and reliable working order.


25.  TOXIC OR HAZARDOUS MATERIALS:


     25.1 The Lessee shall not bring on to or keep any toxic or hazardous substances or materials on the Premises save in accordance with such Statutory Regulations or reasonable special regulations of Shannon Development as may be applicable from time to time.


     25.2 The Lessee shall be responsible for all damage caused to the Premises and other adjoining property of Shannon Development or its other lessees in any way caused by or arising from any toxic, hazardous or other substances brought by the Lessee on to the Premises or from the Lessee's user of the Premises (whether permitted by the provisions of this Lease or otherwise) and the Lessee shall indemnify Shannon

          Development against all claims actions costs demands or otherwise for death, injury or damage to any person caused by or arising from such substances or materials as aforesaid or from the Lessee's use of the Premises or from fire originating in or spreading therefrom.

26.  EMISSION OF SMOKE:

     The Lessee shall not cause or permit the emission from the Premises or any part thereof or from any structure buildings or other erections thereon of smoke fumes or discharge of any nature which may infringe any other Clause in this Lease or cause damage to any adjoining property or cause annoyance or nuisance to the owners or occupiers of adjoining property.

27.  ALIENATION

     The Lessee shall not sub-lease, assign, alienate or part with possession of the Premises or any part thereof without the written consent of Shannon Development, which consent shall not be unreasonably withheld or delayed.

28.  PROTECTION OF AIRPORT FACILITIES:

     28.1 The Lessee shall be responsible for the cost of making good any damage (not being normal wear and tear) caused by the Lessee or the Lessee's servants, agents and invitees to airport roads, services and other property of Shannon Development or the Minister at or in the vicinity of the airport.

     28.2 The Lessee shall not at any time during the term hereby created install or place in or on or to the Premises or any buildings or structures thereon any apparatus or equipment of a nature which may cause interference with radio aids to navigation or radio communication and will submit to the Minister full particulars of any such apparatus and/or equipment proposed for installation or placement as aforesaid.

     28.3 The Lessee shall not do or permit to be done on the Premises or in or on any building or structure thereon any act matter or thing which may be reasonably foreseen to constitute a danger to aircraft, airport services, installations or to oil or petrol storage depots and shall cause to use or to allow any such apparatus and/or equipment to be proposed for installation or placement as aforesaid.

     28.4 No structure, building or erection on the Premises shall constitute or be an obstruction to aircraft or to the navigation of aircraft to or from or in the vicinity of the airport. If the Minister by Notice in writing to the Lessee requires any such erection structure or building to be removed or altered to the requirements of the Minister on the ground that it constitutes an obstruction as aforesaid the Lessee shall effect the necessary removal or alteration within such time as the Minister shall stipulate.

     28.5 The Lessee's obligations under this Clause shall operate notwithstanding that the Minister may have previously approved the erection, structure or building in question or notwithstanding that it may have been placed on the Premises without any objection by the Minister or by Shannon

     Development it being the true intent and meaning of this provision that the Minister may at any time require the removal or alteration of any such erection, structure or building as he shall think proper in accordance with the development of and variation in the technique of the navigation of aircraft but the Minister shall compensate and indemnify the Lessee in respect of any removal or alteration of any erection, structure or building previously approved by him (the Minister).

28.6 The Lessee shall not cause or permit the emission from the Premises or any part thereof or from any structure buildings or other erections thereon of smoke or fumes or discharge of any nature which may be reasonably anticipated to cause risk or hazard to the navigation of aircraft to or from or in the vicinity of the airport or which may infringe any other clause in this Lease or cause damage to any adjoining property or cause annoyance or nuisance to the owners or occupiers of adjoining property.

28.7 The Lessee shall, at the expense of the Minister, erect, place and attach in or on the Premises such obstruction or warning lights as the Minister may direct for the purpose of indicating any position of any obstruction or for the purpose of signalling or supplying information to persons navigating aircraft to from or in the vicinity or the airport.

28.8 The Lessee shall not install or maintain on the Premises or permit to be installed or maintained any apparatus installations or machinery of a character which interferes with the effective working of any systems for the time being operated at or in the vicinity of the airport for the purpose of giving information to assisting signalling or directing the navigation of aircraft at or in the vicinity of the airport or which may cause confusion in such systems (whether existing at the present time or at any time in the future) or with communications or signals to or from aircraft using the communications and navigational services of the airport. If the Minister considers any such apparatus installation or machinery causes interference as aforesaid and gives Notice thereof to the Lessee the Lessee shall immediately discontinue the use of the apparatus installations or machinery or modify the use and operation thereof or remove them from the Premises as the Minister may require. If the Minister requires that use of any apparatus installations or machinery previously approved by him to be discontinued or modified or removed the Lessee shall be entitled to compensation by the Minister as provided in the Lease dated the 13th day of July, 1967 between the Minister for Transport and Power and Shannon Development and the Lease dated the 12th day of November, 1979 between the Minister for Tourism and Transport and Shannon Development ("THE HEAD LEASES").

28.9 The Lessee shall preserve all airport services or installations now or hereafter placed on the Premises or crossing at or near the Premises from all damages incurred by the Lessee or the Lessee's

     This Lease is granted subject to all Statutes and Statutory Regulations which now or at any time hereafter may affect the airport or the Premises. The Lessee shall observe all the requirements of all such Statutes and Statutory Regulations and ensure that the use of the Premises is consistent with the same.

30.  MINISTER'S WAYLEAVE

     The Lessee shall permit the Minister to enter upon the Premises and there place overhead and underground pipes and lines to draw supplies of water and of electricity from any system of supply installed by the Lessee (subject to paying therefor at rates equivalent to those binding on the Lessee) and to avail of drains or sewer and sanitary installations made by the Lessee but not limited to reserve capacity available in these services and so as not to restrict the full supply for the requirements of the Lessee AND PROVIDED ALWAYS that should such pipes and lines or other works be erected so as to interfere with the full enjoyment and use of the Premises by the Lessee the Lessee shall be entitled to the benefit of an indemnity by the Minister against interference loss or damage occasioned thereby as provided in the Head Leases.

31.  SPECIAL RISKS:

     The Lessee enters upon these presents in the full knowledge of the user to which the airport is put and of the special risks of danger to persons and property arising therefrom and the Lessee accepts such risks inherent in such user and shall indemnify and keep effectually indemnified Shannon Development and the Minister from and against all claims, actions, suits or demands in respect of any matter arising from or attributable to such special danger. Shannon Development for its part shall indemnify and keep effectually indemnified the Lessee from and against all claims, accidents, suits or demands in respect of any matter arising from or attributable to such special danger insofar as the same relates to the property or business of Shannon Development at the Airport.

32.  SAVING OF MINISTER'S RIGHTS:

     Nothing in these presents contained shall be deemed to be a waiver by the Minister of the provisions of the Customs Free Airport Act, 1947 or of any amendments or extensions thereof or statutory enactment nor or hereafter affecting the airport or made thereunder and the Lessee shall observe and confirm with all the requirements of the Acts and the Customs FreeAirport Act, 1947 or any such amendment or extension thereof or statutory enactment now or hereafter affecting the airport or the demised premises.

33.  USE OF PREMISES:

     The Lessee shall use the Premises only for such industrial or commercial purposes as the Minister for Enterprise & Employment may authorise by Licence issued by him under the provisions of Section 2(1) of the Customs Free Airport (Amendment) Act, 1958 or any Act or Acts amending or extending the same.

     33.1 The Lessee shall not use or permit the use of the Premises or permit the said Premises or any part thereof to be used for the purpose of any public body or society or religious or charitable institution. Neither shall the

          Lessee at any time hold or permit to be held on the Premises any exhibition or public meeting or public entertainment without the consent in writing of Shannon Development.

     33.2 The Lessee shall not do or permit to be done on the Premises any act or thing which might be or grow to be a nuisance or to the annoyance, damage or inconvenience of the neighbourhood or the property adjoining or near the Premises or of the owners or occupiers of any such property.

34.  COMPENSATION BY MINISTER:

     If any circumstances or event should arise or occur in which compensation shall become payable to the Lessee by the Minister under the provisions of the Head Leases Shannon Development shall not be obliged to make any payment to the Lessee in respect thereof but Shannon Development shall, if so required, assign to the Lessee the benefit of the relevant covenant or conditions in the Head Leases.

35.  SURRENDER AND RESTORATION OF PREMISES:

     The Lessee shall upon the termination of this Lease (whether determined by effluxion of time or otherwise) peaceably deliver up the Premises and all additions thereto to Shannon Development in such good order repair and condition as reflects due performance of the Lessee's repair obligations herein contained, and in the event of the Premises having been altered, whether with permission granted under this Lease or otherwise shall restore the Premises to its original condition making good any damage caused by the original alteration or by the restoration work unless Shannon Development shall in writing have directed that such restoration work shall not be carried out or otherwise effected.

36.  TERMINATION:

     If the Rent herein reserved or any part thereof shall at any time be in arrears and unpaid for the space of 28 days after it shall have become due (whether the same shall have been lawfully demanded or not) or if the Licence referred to in the Third Schedule hereto is withdrawn or if the Lessee shall be guilty of any breach of the covenants terms and conditions of this Lease and fail to make good such breach within a reasonable time or if the Lessee shall enter into liquidation whether voluntary or otherwise or enter into agreement or make any arrangements with its creditors for liquidation of its debts by composition or otherwise or if a Receiver shall be-appointed over any of the property of the Lessee then and in any of the said cases it shall be lawful for Shannon Development:-

     36.1 To terminate this Lease by serving 90 days Notice of Termination on the Lessee expiring on any date such Notice to be served by ordinary prepaid post upon the Lessee addressed to the Premises. On expiration of such Notice this Lease shall absolutely cease and determine but without prejudice to any claim by Shannon Development against the Lessee arising out of any antecedent breach of any of the conditions, covenants or terms of this Lease.

     36.2 To re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall cease and determine but without prejudice to any rights of action by Shannon Development in respect of any breach by the Lessee of the Lessee's covenants terms and conditions herein contained.

     36.3 If at such time as the Lessee has vacated the Premises after the determination of the term hereby granted whether by effluxion of time or otherwise any property of the Lessee remains in or on the Premises and the Lessee shall fail to remove same within twenty one days of being requested to do so by Shannon Development, then and in any such case, Shannon Development may (without being obliged to do so and in any event without prejudice to such other rights as Shannon Development may have in that behalf) as agent of the Lessee (and Shannon Development is hereby appointed by the Lessee to act as such agent and in such capacity to act as Shannon Development shall in its absolute discretion deem fit) sell or otherwise dispose of such property and shall then hold to the order of the Lessee the proceeds of sale (if any) after deducting the costs and expenses of removal, storage (including loss of or reduction in rent received by Shannon Development on account of such property remaining on the Premises in storage pending the sale or disposal of the property) and such other costs properly incurred or suffered by Shannon Development PROVIDED THAT the Lessee shall indemnify Shannon Development against any liability incurred by it to any third party whose property is sold or disposed of by Shannon Development in the mistaken but bona fide belief that (which shall be presumed unless the contrary is proved) such property belongs to the

          Lessee and was liable to be dealt with as such pursuant to this sub-clause.

37.  BREAK OPTION:

     Subject to payment up to date of all Rent and other outgoings payable hereunder and to satisfactory performance and observance in all material respects of the covenants of the Lessee's part herein contained, the Lessee shall have the option of terminating the Lease on

     37.1 The fifth anniversary of the commencement of the term hereby created on giving not less than two years prior written notice to Shannon Development or on the payment by the Lessee of a sum equivalent to two years Rent to Shannon Development in lieu of such notice; or

     37.2 At any time during the term hereby created on giving not less than one year's prior written notice to Shannon Development or on the payment by the Lessee of a sum equivalent to one year's Rent in lieu of such notice PROVIDED that the Lessee requires to terminate this demise for the purpose of re-locating to a larger or its own premises on the Estate.

38.  QUIET ENJOYMENT:


     On the Lessee paying the Rent hereby reserved and performing and observing the conditions and agreements of this Lease the Lessee shall and may peaceably hold and enjoy the Premises during the term of this Lease without any interruption by Shannon Development or any person lawfully claiming under or in trust for it.

The Lessee shall only use the Premises for such purposes as are authorised by the Licence issued to the Lessee under Section 2(1) of the Customs Free Airport Act, 1958 or any Act amending or extending same and shall only use the Premises while such Licence is in existence.

                           GUARANTEE BY THE PROMOTER

WHEREAS Gymboree Industries Limited ("GYMBOREE") the Lessee in the foregoing Lease was promoted and introduced to Shannon Development by the Promoters and the Lease was granted by Shannon Development on the recommendation of the Promoters. In consideration of the grant of the foregoing Lease by Shannon Development to Gymboree at the request and upon the proposal of the Promoters the Promoters HEREBY GUARANTEE as a joint and several liability the due performance by Gymboree of all the terms and conditions in the said Lease binding upon Gymboree AND UNDERTAKE as a joint and several liability to indemnify and save harmless and keep effectually indemnified Shannon Development from and against all loss or damage arising by from or through default or neglect of Gymboree in respect of the covenants binding upon Gymboree in the foregoing Lease contained and in particular in respect of the payment by Gymboree to Shannon Development of any monies due or to become due or payable by Gymboree to Shannon Development by reason of any of the terms, covenants or conditions of the foregoing Lease and shall upon demand pay to Shannon Development any monies due or payable at any time by Gymboree to Shannon Development under the terms or provisions of the said Lease. For the avoidance of doubt the indemnity herein contained shall lapse upon the lawful and agreed assignment of the said Lease by Gymboree.

DATED THIS       DAY OF      19

IN WITNESS WHEREOF the Common Seals of the parties hereto have been hereunto affixed the day and year first herein written.



PRESENT when the Seal of
THE GYMBOREE CORPORATION
was affixed hereto:

By /s/ JAMES PATRICK CURLEY
   -------------------------------
       James Patrick Curley
       Senior Vice President, CFO and CAO



PRESENT when the Common Seal of
GYMBOREE INDUSTRIES HOLDINGS
LIMITED was affixed hereto:

By /s/ JAMES PATRICK CURLEY            Director
   -------------------------------
       James Patrick Curley

By /s/ WALTER J. BLUM                  Director
   -------------------------------
       Walter J. Blum



PRESENT when the Common Seal of
SHANNON FREE AIRPORT DEVELOPMENT
COMPANY LIMITED was affixed hereto:

PRESENT when the Common Seal of
GYMBOREE INDUSTRIES LIMITED
was affixed hereto:

By /s/ JAMES PATRICK CURLEY            Director
   -------------------------------
       James Patrick Curley

By /s/ WALTER J. BLUM                  Director
   -------------------------------
       Walter J. Blum